MAINSTAY FUNDS TRUST

MainStay International Opportunities Fund

Supplement dated March 24, 2017 (“Supplement”) to the
Summary Prospectus, Prospectuses and Statement of Additional Information (“SAI”) dated February 28, 2017, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Prospectus.

a.	The section of each Prospectus entitled “Management” will be deleted in its entirety and replaced with the following:

Subadvisor	Portfolio Managers	Service Date
Cornerstone Capital Management Holdings LLC	Andrew Ver Planck, Senior Vice President	Since 2007
	Jeremy Roethel, Vice President*	Since 2014
	Ping Wang, Vice President	Since March 2017

* Jeremy Roethel will continue to serve as portfolio manager for the Fund until June 30, 2017.

b.	Portfolio Manager Biographies. In the section of each Prospectus entitled “Portfolio Manager Biographies,” the biography for the following portfolio manager will be revised, and references to Gaurav Gupta will be deleted:

Ping Wang, PhD	Mr. Wang has been a portfolio manager of the Mainstay Emerging Markets Equity Fund since February 2017 and the MainStay International Opportunities Fund since March 2017. Mr. Wang joined Cornerstone Capital Management Holdings in 2017 as a Portfolio Manager & Senior Analyst. Prior to joining Cornerstone Holdings, he spent four years as a Senior Global Portfolio Manager at Quantitative Management Associates (QMA), where he was responsible for investment strategy development, portfolio construction, and portfolio management of developed and emerging market long-only and long/short equity strategies, and four years at TIAA-CREF Asset Management as a Portfolio Manager for the firm’s international quantitative equity strategies. Mr. Wang earned his BS degree in Physics from Beijing Normal University and his PhD in Physics from the University of Wisconsin.

c.	The SAI section entitled “Portfolio Manager” is amended to add MainStay International Opportunities Fund to the list of funds managed by Mr. Wang.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE